The Putnam
Fund for
Growth and
Income

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


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Fund highlights

 * Morningstar, Inc., an independent rating agency, has awarded The Putnam Fund for Growth and Income class A shares 4 out of 5 stars for overall performance (based on the 3-, 5-, and 10-year returns) within Morningstar's domestic equity funds category as of October 31, 1998. Only 22.5% of the 2,719 domestic equity funds rated receive 4 stars.*

 * In its October issue, Worth magazine commends the management team of The Putnam Fund for Growth and Income for adding to the fund's stake in Amoco Corporation early in 1998. Worth writes "The value of that stake rose $106 million after Amoco announced its $48.2 billion merger with Britain's BP [British Petroleum] on August 11."+


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

21 Financial statements

 * Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 10/31/98 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3-, 5-, and 10-year performance, the fund received 3, 4, and 4 stars, respectively. There were 2,719, 1,622, and 728 funds rated, respectively; 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars, and the middle 35% receive 3 stars. Performance of other share classes will vary.

 + Fund holdings are subject to change.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The Putnam Fund for Growth and Income closed fiscal 1998 with a total return comfortably in line with its long-term results. This performance, while hardly spectacular when compared with the numbers that shareholders have become accustomed to seeing in recent periods, was delivered when many other equity portfolios were showing negative returns.

Perhaps more importantly, the management team achieved these results while holding firmly to your fund's investment style at a time when other types of stocks were in greater favor and might have yielded more attractive short-term results. Experience has shown that the undervalued dividend-paying stocks your managers seek out for the fund's portfolio can perform competitively over the long term while exposing the fund to less risk than the overall market.

In the following report, your fund's managers develop this theme in greater detail, particularly as this strategy related to fiscal 1998 results and their views on prospects for fiscal 1999.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Managers
David L. King
Hugh H. Mullin
Sheldon N. Simon

An eventful fiscal year ended in upbeat fashion for The Putnam Fund for Growth and Income. Strong results in the final weeks of the period helped the fund achieve another double-digit annual return: class A shares gained 12.15% at net asset value (5.72% at public offering price) in the year ended October 31, 1998. This return lagged the 21.99% performance of the S&P 500,(R) currently weighted in favor of growth stocks, because the value stocks in which your fund invests underperformed their growth counterparts for most of this year. However, the fund's showing is quite close to the average annual return over its 41-year life and a solid performance over a period when many equity funds delivered negative returns. For long-term performance results and returns for other share classes, please turn to the performance summary that begins on page 9 of this report.

* VALUE STOCKS WEATHER VOLATILE MARKET

To judge only by the annual return, 1998 might seem like an average year. The unremarkable end result, however, masked several quick spurts and rapid retreats in the stock market. Although major stock indexes set numerous new highs until July 1998, an ever-narrowing group of large-capitalization growth stocks was responsible for most of these gains. Following Russia's decision in August to restructure its external debt, equity investors around the globe sold off their holdings, including those in the United States. The Federal Reserve Board's decision to reduce short-term interest rates in September and October (and again in mid November after the close of the fund's reporting period) led to a significant recovery for stocks, but we still see above-average volatility in the U.S. equity market.

As managers of your fund, we remain ever aware of these risks and we apply a value-oriented strategy in part to offset potential hazards. We search for dividend-paying stocks that are priced below the market average because such undervalued stocks historically perform with less volatility over time than the overall market. In addition to insisting on this quality of cheapness, we also analyze companies to find those that are experiencing positive changes likely to improve their earnings power in coming years. A portfolio of stocks combining "cheapness and change" is well positioned, we believe, to perform competitively over the long term while being subject to less risk than the overall stock market.

During the period, our quest for value allowed us to add to existing positions in many high-quality companies at attractive prices. In the first quarter of 1998, for example, we added to our holdings in oil and technology-hardware companies; these sectors were among the most stable in the late summer slump. Before the decline, we had also trimmed industrial and retail companies facing slower business and consumer demand while adding to utilities because spending for electric power and telephone service is much steadier. Because they are traditionally perceived as relatively stable investments, many power companies gained in value when investors later scrambled for safety. Finally we bought more of several financial stocks when their prices were discounted by half in August and September. Many of these fundamentally strong companies have since rallied.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance
and finance              22.7%

Utilities                10.9%

Oil and gas              10.0%

Pharmaceuticals           7.4%

Electronics and
electrical equipment      7.2%

Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.


* CONSOLIDATION IN OIL AND AUTOMOTIVE INDUSTRIES

We were encouraged that several of the fund's holdings were parties to mergers or acquisitions during the period. We do not buy stocks in anticipation of a takeover, but when one of our holdings attracts an offer from an industry competitor, we see it as confirmation of our assessment of the company's value and future potential.

Last spring, for example, German luxury automaker Daimler Benz found the shares of fund holding Chrysler Corporation to be a compelling value. Once joined, Daimler and Chrysler will be one of the world's largest auto companies and positioned to achieve savings on administration and product design. Chrysler stock responded positively to the merger.

Similarly another combination makes two already large companies into a global giant: British Petroleum's agreement to purchase Amoco Corporation, a fund holding. A leading distributor of gasoline and chemicals in Midwestern states, Amoco has been less successful than other oil companies in finding new petroleum reserves. We liked the company for its marketing prowess and its above-average dividend yield. British Petroleum saw in Amoco an opportunity to expand its distribution capabilities in the huge U.S. market. The new BP Amoco should be competitively positioned as the global oil industry consolidates further, which many analysts expect will happen. Although this holding, as well as others discussed in this report, was viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* INTERNAL CHANGES BOOST STOCKS IN ADVERSE YEAR

Our emphasis on internal corporate change means that the performance of the companies we select will be influenced primarily by their own capabilities rather than by being dependent on economic growth rates. In a year when economic worries frequently hurt stocks, three of the fund's holdings were relatively resilient. Long-time holding Pharmacia & Upjohn, for example, is getting the payoff for its long-term restructuring. Under new executive leadership this year, the company has many attractive new drugs in its development pipeline. With its strong performance, we are monitoring its valuation level closely. IBM, a holding for a number of years, also continues to reward shareholders by following through on a large and systematic share repurchase plan. Our frequent conversations with executives in the computer industry reaffirm to us that IBM is a formidable competitor, especially in computer services.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerate

IBM Corp.
Computer services and software

Pharmacia & Upjohn, Inc.
Pharmaceuticals

BankAmerica Corp.
Insurance and finance

Philip Morris Cos., Inc.
Consumer nondurables

Exxon Corp.
Oil and gas

Citigroup, Inc.
Insurance and finance

Merck & Co., Inc.
Pharmaceuticals

Bristol-Myers Squibb Co.
Pharmaceuticals

American Telephone and Telegraph Co.
Utilities

Footnote reads:
These holdings represent 21.4% of the fund's net assets as of 10/31/98. Portfolio holdings will vary over time.


Another long-term holding, Duke Energy Corporation -- already a leading electric company -- performed very well in 1998. Duke is one of the highest quality producers and distributors of electricity. Although the electric industry has long been a sleepy refuge for conservative investors, Duke is a dynamic leader in adding new consumer services and expanding its market. Near the end of the period, we sold a portion of our position to lock in the fund's gains.

* FUNDAMENTALS CONTINUE TO BE POSITIVE

The sturdiness of your fund's portfolio in a difficult year confirms the effectiveness of our investment process and makes us confident amid the ongoing uncertainty regarding the economy. Although we believe that the market overreacted to events during 1998, slowing business spending and rising international credit concerns have been real problems, nonetheless, and we take them into account in our research. We also, however, avoid hasty judgments. For instance, U.S. economic growth has fallen to a lower rate, but it is still positive, and the Fed's recent interest rate cuts can stimulate the economy and strengthen credit markets. We are also encouraged that since July, a broader range of stocks has shared in the market's gains than in previous months. This is a reassuring setting for owning a portfolio of financially sound, undervalued large companies experiencing positive change.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                Class A           Class B           Class M
(inception date)               (11/06/57)        (4/27/92)         (5/1/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                      12.15%    5.72%   11.28%    6.39%   11.60%    7.71%
------------------------------------------------------------------------------
5 years                    119.40   106.78   111.21   109.21   113.86   106.42
Annual average              17.02    15.64    16.13    15.91    16.42    15.60
------------------------------------------------------------------------------
10 years                   320.27   296.22   288.01   288.01   298.03   284.17
Annual average              15.44    14.76    14.52    14.52    14.81    14.41
------------------------------------------------------------------------------
Annual average
(life of fund)              13.78    13.61    12.69    12.69    12.98    12.88
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/98

                                             S&P 500         Consumer
                                              Index         Price Index
------------------------------------------------------------------------------
1 year                                        21.99%           1.36%
------------------------------------------------------------------------------
5 years                                      162.66           12.42
Annual average                                21.31            2.37
------------------------------------------------------------------------------
10 years                                     418.25           36.27
Annual average                                17.89            3.14
------------------------------------------------------------------------------
Annual average (life of fund)                 12.31            4.38
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/31/88
                Fund's class A         S&P 500          Consumer Price
Date            shares at POP           Index               Index

10/31/88             9,428              10,000              10,000
10/31/89            11,233              12,640              10,449
10/31/90            10,787              11,695              11,106
10/31/91            13,884              15,612              11,431
10/31/92            15,208              17,166              11,797
10/31/93            18,060              19,731              12,121
10/31/94            18,555              20,494              12,438
10/31/95            22,823              25,913              12,787
10/31/96            28,276              32,157              13,170
10/31/97            35,330              42,483              13,444
10/31/98           $39,622             $51,825             $13,627

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $38,801 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $39,803 ($38,417 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

                                   Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                 4             4            4
------------------------------------------------------------------------------
Income                              $0.241        $0.088       $0.140
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                            2.034         2.034        2.034
------------------------------------------------------------------------------
Short-term                           0.568         0.568        0.568
------------------------------------------------------------------------------
 Total                              $2.843        $2.690       $2.742
------------------------------------------------------------------------------
Share value:                     NAV      POP       NAV      NAV      POP
------------------------------------------------------------------------------
10/31/97                        $20.87   $22.14   $20.65    $20.77   $21.52
------------------------------------------------------------------------------
10/31/98                         20.44    21.69    20.19     20.33    21.07
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1            2.25%    2.12%    1.51%     1.75%    1.69%
------------------------------------------------------------------------------
Current 30-day SEC yield2         1.47     1.38     0.77      1.00     0.97
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (11/6/57)         (4/27/92)         (5/1/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                      -0.86%   -6.57%   -1.61%   -5.93%   -1.35%   -4.80%
------------------------------------------------------------------------------
5 years                    108.00    96.06   100.38    98.38   102.72    95.65
Annual average              15.77    14.41    14.91    14.68    15.18    14.37
------------------------------------------------------------------------------
10 years                   301.34   278.40   270.67   270.67   279.99   266.67
Annual average              14.91    14.23    14.00    14.00    14.28    13.87
------------------------------------------------------------------------------
Annual average
(life of fund)              13.60    13.44    12.51    12.51    12.80    12.70
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 1998




Portfolio of investments owned
October 31, 1998

COMMON STOCKS (98.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,040,748  Lockheed Martin Corp.                                                                 $   115,913,309
            550,001  Raytheon Co Class A                                                                        30,800,056
          1,145,000  Raytheon Co. Class B                                                                       66,481,563
                                                                                                           ---------------
                                                                                                               213,194,928

Automotive (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          9,975,000  Ford Motor Co.                                                                            541,143,750
          3,600,000  General Motors Corp.                                                                      227,025,000
          4,076,129  Goodyear Tire & Rubber Co. (The)                                                          219,601,450
                                                                                                           ---------------
                                                                                                               987,770,200

Basic Industrial Products (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,160  Cooper Industries, Inc.                                                                   176,507,060
          4,145,604  Deere (John) & Co.                                                                        146,650,742
          2,686,203  Minnesota Mining & Manufacturing Co.                                                      214,896,240
          3,000,000  Owens-Illinois, Inc. (NON)                                                                 91,687,500
                                                                                                           ---------------
                                                                                                               629,741,542

Broadcasting (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,740,000  Comcast Corp. Class A                                                                     135,287,500
            697,600  Tele-Communications, Inc. Class A (NON)                                                    29,386,400
                                                                                                           ---------------
                                                                                                               164,673,900

Business Equipment and Services (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,050,000  Avery Dennison Corp.                                                                       84,946,875
          4,843,122  Xerox Corp.                                                                               469,177,444
                                                                                                           ---------------
                                                                                                               554,124,319

Chemicals (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,287,100  Dow Chemical Co.                                                                          120,504,738
          8,216,222  du Pont (E.I.) de Nemours & Co., Ltd.                                                     472,432,765
          3,281,212  Eastman Chemical Co.                                                                      192,771,205
          2,419,260  Witco Chemical Corp.                                                                       45,512,329
                                                                                                           ---------------
                                                                                                               831,221,037

Communications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,315,400  MediaOne Group Inc. (NON)                                                                  97,970,363

Computer Equipment (2.0%)
--------------------------------------------------------------------------------------------------------------------------
         17,385,000  Compaq Computer Corp.                                                                     549,800,625
          2,910,000  Sun Microsystems, Inc. (NON)                                                              169,507,500
                                                                                                           ---------------
                                                                                                               719,308,125

Computer Services and Software (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          7,116,000  3Com Corp. (NON)                                                                          256,620,750
          4,645,000  Computer Associates International, Inc.                                                   182,896,875
          6,206,072  IBM Corp.                                                                                 921,213,813
          3,600,000  NCR Corp. (NON)                                                                           121,050,000
          9,400,000  Seagate Technology, Inc. (NON)                                                            247,925,000
                                                                                                           ---------------
                                                                                                             1,729,706,438

Conglomerates (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  Ogden Corp.                                                                                34,937,500
          1,540,000  Temple Inland, Inc.                                                                        74,786,250
            600,000  United Technologies Corp.                                                                  57,150,000
                                                                                                           ---------------
                                                                                                               166,873,750

Consumer Non Durables (4.8%)
--------------------------------------------------------------------------------------------------------------------------
            875,000  Clorox Co.                                                                                 95,593,750
          3,537,425  Colgate-Palmolive Co.                                                                     312,619,934
          4,508,210  Kimberly-Clark Corp.                                                                      217,521,133
         15,403,968  Philip Morris Cos., Inc.                                                                  787,527,864
         10,518,600  RJR Nabisco Holdings Corp.                                                                300,437,513
                                                                                                           ---------------
                                                                                                             1,713,700,194

Electronics and Electrical Equipment (7.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,976,541  Emerson Electric Co.                                                                      328,451,706
         11,036,950  General Electric Co.                                                                      965,733,125
          6,533,500  Intel Corp.                                                                               582,706,531
          5,700,000  Motorola, Inc.                                                                            296,400,000
          6,066,308  Texas Instruments, Inc.                                                                   387,864,568
                                                                                                           ---------------
                                                                                                             2,561,155,930

Entertainment (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,124,129  Viacom, Inc. Class B (NON)                                                                187,057,224

Environmental Control (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,525,200  Waste Management, Inc.                                                                    159,074,650

Food and Beverages (4.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,054,765  Anheuser-Busch Cos., Inc.                                                                 359,880,095
          4,325,000  ConAgra, Inc.                                                                             131,642,188
          1,435,000  General Mills, Inc.                                                                       105,472,500
          5,719,066  Heinz (H.J.) Co.                                                                          332,420,711
          1,940,000  Nabisco Holdings Corp. Class A                                                             73,235,000
          1,079,500  PepsiCo, Inc.                                                                              36,433,125
          3,409,000  The Quaker Oats Co.                                                                       201,344,063
          5,330,851  Sara Lee Corp.                                                                            318,185,169
                                                                                                           ---------------
                                                                                                             1,558,612,851

Health Care (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,420,000  Columbia/HCA Healthcare Corp.                                                              92,820,000
          6,834,400  Tenet Healthcare Corp. (NON)                                                              190,936,050
          1,300,000  WeLLPoint Health Networks, Inc. (NON)                                                      95,712,500
                                                                                                           ---------------
                                                                                                               379,468,550

Insurance and Finance (22.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,270,000  Aetna Inc.                                                                                 94,773,750
          4,560,000  Allstate Corp.                                                                            196,365,000
          3,403,800  American Express Co.                                                                      300,810,825
          5,967,374  American General Corp.                                                                    408,765,119
          5,127,192  AON Corp.                                                                                 317,885,904
         11,233,072  Bank One Corp.                                                                            549,016,394
         14,451,789  BankAmerica Corp.                                                                         830,074,631
          8,118,018  BankBoston Corp.                                                                          298,844,538
          4,468,164  Bankers Trust New York Corp. (CUS)                                                        280,656,551
          4,330,000  Chase Manhattan Corp.                                                                     245,998,125
          5,411,822  CIGNA Corp.                                                                               394,724,767
         14,986,000  Citigroup, Inc.                                                                           705,278,625
          6,359,590  Fannie Mae                                                                                450,338,467
            311,600  First American Corp.                                                                       12,853,500
            800,000  First Tennessee National Corp.                                                             25,350,000
          4,380,000  First Union Corp.                                                                         254,040,000
          5,207,600  Fleet Financial Group, Inc.                                                               207,978,525
          2,330,200  Hartford Financial Services Group                                                         123,791,875
          3,068,100  Household International, Inc.                                                             112,177,406
            874,680  Huntington Bancshares, Inc.                                                                25,147,050
          6,327,000  KeyCorp                                                                                   191,787,188
          2,700,000  Lehman Brothers Holding, Inc.                                                             102,431,250
          3,150,400  Mercantile Bancorporation, Inc.                                                           143,933,900
          1,500,000  Merrill Lynch & Co., Inc.                                                                  88,875,000
          3,219,230  Morgan (J.P.) & Co., Inc.                                                                 303,412,427
          1,730,000  Morgan Stanley, Dean Witter, Discover and Co.                                             112,017,500
          1,451,000  National City Corp.                                                                        93,317,438
          3,345,000  Norwest Corp.                                                                             124,392,188
          4,350,000  PNC Bank Corp.                                                                            217,500,000
            862,129  Summit Bancorp                                                                             32,707,019
            450,000  SunTrust Banks, Inc.                                                                       31,359,375
          2,350,000  The Equitable Companies, Inc.                                                             115,150,000
          8,493,200  Washington Mutual, Inc.                                                                   317,964,175
          1,103,685  Wells Fargo & Co.                                                                         408,363,450
                                                                                                           ---------------
                                                                                                             8,118,081,962

Medical Supplies and Devices (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          9,346,327  Baxter International, Inc.                                                                560,195,474

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,478,250  Aluminum Co. of America                                                                   117,151,313
          3,750,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                           44,765,625
          2,500,000  Freeport-McMoRan Copper & Gold Co., Inc. Class B                                           30,781,250
                                                                                                           ---------------
                                                                                                               192,698,188

Oil and Gas (10.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,662,164  Amoco Corp.                                                                               317,788,955
          4,884,455  Atlantic Richfield Co.                                                                    336,416,838
          1,350,000  British Petroleum PLC ADR (United Kingdom)                                                119,390,625
          1,150,000  Burlington Resources Inc.                                                                  47,365,625
          2,295,200  Chevron, Inc.                                                                             187,058,800
          3,422,400  Conoco, Inc. (NON)                                                                         85,132,200
          3,215,240  Elf Aquitane ADR (France)                                                                 186,483,920
          2,178,000  Enron Corp.                                                                               114,889,500
         10,456,674  Exxon Corp.                                                                               745,038,023
          2,900,000  Halliburton Co.                                                                           104,218,750
          4,886,549  Mobil Corp.                                                                               369,850,677
          4,300,000  Occidental Petroleum Corp.                                                                 85,462,500
          3,500,000  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                           172,375,000
          3,920,500  Schlumberger Ltd.                                                                         205,826,250
          5,623,400  Sonat, Inc.                                                                               170,459,313
          3,535,000  Texaco, Inc.                                                                              209,669,688
          3,935,000  Tosco Corp.                                                                               110,425,938
                                                                                                           ---------------
                                                                                                             3,567,852,602

Paper and Forest Products (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,881,600  Fort James Corp.                                                                           75,852,000
          5,933,581  Weyerhaeuser Co.                                                                          277,765,760
                                                                                                           ---------------
                                                                                                               353,617,760

Pharmaceuticals (7.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,933,824  American Home Products Corp.                                                              533,023,920
          5,312,891  Bristol-Myers Squibb Co.                                                                  587,406,511
          4,786,438  Merck & Co., Inc.                                                                         647,365,740
         16,739,148  Pharmacia & Upjohn, Inc.                                                                  886,128,647
                                                                                                           ---------------
                                                                                                             2,653,924,818

Photography (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,291,904  Eastman Kodak Co.                                                                         332,622,560

Publishing (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,085,000  McGraw-Hill, Inc.                                                                         187,519,688
          3,625,000  Times Mirror Co. Class A                                                                  200,960,938
                                                                                                           ---------------
                                                                                                               388,480,626

REIT's (Real Estate Investment Trusts) (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,700,000  Equity Residential Properties Trust                                                       113,400,000
          4,250,000  Starwood Lodging Trust                                                                    120,328,125
                                                                                                           ---------------
                                                                                                               233,728,125

Restaurants (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,570,000  McDonald's Corp.                                                                          171,868,750

Retail (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,701,620  Dayton Hudson Corp.                                                                       241,606,147
         16,852,993  K mart Corp. (NON)                                                                        238,048,526
          3,542,632  May Department Stores Co.                                                                 216,100,552
          1,736,210  Penney (J.C.) Co., Inc.                                                                    82,469,975
          4,938,500  Sears, Roebuck & Co.                                                                      221,923,844
          8,805,777  Toys R Us (NON)                                                                           172,263,013
                                                                                                           ---------------
                                                                                                             1,172,412,057

Telecommunications (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          6,309,364  U S West, Inc.                                                                            361,999,760

Transportation (1.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,303,884  Burlington Northern Santa Fe Corp.                                                        318,132,419
            960,000  Delta Air Lines, Inc.                                                                     101,340,000
          3,150,000  Norfolk Southern Corp.                                                                    103,753,125
          2,300,000  Ryder System, Inc.                                                                         56,637,500
                                                                                                           ---------------
                                                                                                               579,863,044

Utilities (10.9%)
--------------------------------------------------------------------------------------------------------------------------
          9,362,864  American Telephone & Telegraph Co.                                                        582,838,284
          6,653,600  Ameritech Corp.                                                                           358,878,550
          7,981,398  Bell Atlantic Corp.                                                                       424,011,769
          1,535,000  BellSouth Corp.                                                                           122,512,188
          3,393,800  Consolidated Edison, Inc.                                                                 170,114,225
          5,193,820  Duke Energy Corp.                                                                         335,975,231
            374,500  Edison International                                                                        9,877,438
          6,195,000  Entergy Corp.                                                                             178,106,250
          5,050,000  GTE Corp.                                                                                 296,371,875
          1,905,000  Public Service Enterprise Group, Inc.                                                      72,390,000
         11,641,722  SBC Communications, Inc.                                                                  539,157,250
          3,759,500  Sempra Energy                                                                              97,747,000
          5,739,000  Southern Co.                                                                              161,768,063
          4,175,382  Sprint Corp.                                                                              320,460,569
          4,973,200  Texas Utilities Co.                                                                       217,577,500
                                                                                                           ---------------
                                                                                                             3,887,786,192
                                                                                                           ---------------
                     Total Common Stocks (cost $30,194,029,186)                                            $35,228,785,919

--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%) (a) (cost $62,757,638)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $60,000,000  Apple Computer, Inc. cv. sub. notes 6s, 2001                                          $    79,575,000

CONVERTIBLE PREFERRED STOCKS (0.2%) (a) (cost $ 80,004,310)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          1,375,000  K mart Financing I $3.875 cum. cv. pfd.                                               $    76,226,563

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%)(a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (--%)
--------------------------------------------------------------------------------------------------------------------------
                     Government National Mortgage Association
        $     1,629    11 1/2s, with due dates from March 15, 2010 to
                       January 15, 2013                                                                    $         1,816
              2,232    11s, January 15, 2010                                                                         2,467
            187,176    9s, with due dates from December 15, 2004 to
                       June 15, 2011                                                                               201,096
             96,893    7 1/2s, with due dates from February 15, 2007 to
                       April 15, 2007                                                                              100,679
            294,691    7 1/4s, with due dates from February 15, 2005 to
                       March 15, 2005                                                                              302,778
                                                                                                           ---------------
                     Total U.S. Government and Agency Obligations
                       (cost $561,259)                                                                     $       608,836

SHORT-TERM INVESTMENTS (1.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $50,000,000  Asset Securitization Cooperative Corp.
                       effective yield of 5.1%, February 12, 1999                                          $    49,270,417
         25,000,000  Ciesco L.P. effective yield of 5.08%,
                       December 8, 1998                                                                         24,869,472
         50,000,000  Commonwealth Bank Of Australia
                       effective yield of 5.10%, November 25, 1998                                              49,830,000
         50,000,000  CXC Inc. effective yield of 5.15%,
                       December 14, 1998                                                                        49,692,431
         23,095,000  Delaware Funding Corp. effective yield of
                       5.45%, November 20, 1998                                                                 23,031,861
         25,000,000  Eureka Securitization effective yield of 5.15%,
                       January 14, 1999                                                                         24,735,347
         25,000,000  Ford Motor Credit Co. effective yield of 5.08%,
                       November 5, 1998                                                                         24,985,889
         25,000,000  General Electric Capital Corp. effective yield of
                       5.11%, December 17, 1998                                                                 24,836,764
         25,000,000  National Australia Funding (DE) Inc.
                       effective yield of 5.02%, December 30, 1998                                              24,794,319
         27,000,000  Sheffield Receivables Corp. effective yield of
                       5.48%, November 10, 1998                                                                 26,963,010
         41,841,000  Interest in $750,000,000 joint repurchase
                       agreement dated October 30,1998 with
                       Goldman Sachs & Co. due November 2, 1998
                       with respect to various U.S. Treasury obligations --
                       maturity value of $41,859,759
                       or an effective yield of 5.38%                                                           41,853,506
                                                                                                           ---------------
                     Total Short-Term Investments (cost $364,863,016)                                      $   364,863,016
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $30,702,215,409) (b)                                          $35,750,059,334
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $35,747,804,899.

  (b) The aggregate identified cost on a tax basis is $30,911,537,432, resulting in gross unrealized appreciation and depreciation of $6,673,523,057 and $1,835,001,155, respectively, or net unrealized appreciation of $4,838,521,902.

(NON) Non-income-producing security.

(CUS) This entity provides subcustodian services to the fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$30,702,215,409) (Notes 1 and 2)                                                $35,750,059,334
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                           61,328,534
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               43,331,572
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      156,338,004
-----------------------------------------------------------------------------------------------
Total assets                                                                     36,011,057,444

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     14,695,942
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    155,380,042
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           34,910,173
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         35,008,008
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            3,393,453
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                          459,155
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              6,457
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               16,652,748
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                2,746,567
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   263,252,545
-----------------------------------------------------------------------------------------------
Net assets                                                                      $35,747,804,899

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $28,172,373,601
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            883,659
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                            2,526,703,714
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,047,843,925
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $35,747,804,899

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($18,814,738,487 divided by 920,343,935 shares)                                          $20.44
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $20.44)*                                  $21.69
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($15,671,371,081 divided by 776,012,344 shares)**                                        $20.19
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($421,615,799 divided by 20,736,791 shares)                                              $20.33
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.33)*                                  $21.07
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($840,079,532 divided by 41,030,253 shares)                                              $20.47
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of more than $50,000 and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,277,266)                                     $  701,794,416
-----------------------------------------------------------------------------------------------
Interest                                                                             28,209,647
-----------------------------------------------------------------------------------------------
Total investment income                                                             730,004,063

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    142,213,769
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       51,251,290
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                      546,972
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         77,876
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                45,973,991
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               154,403,117
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,049,564
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                               1,931,535
-----------------------------------------------------------------------------------------------
Registration fees                                                                     1,581,726
-----------------------------------------------------------------------------------------------
Auditing                                                                                246,458
-----------------------------------------------------------------------------------------------
Legal                                                                                   237,097
-----------------------------------------------------------------------------------------------
Postage                                                                               4,933,000
-----------------------------------------------------------------------------------------------
Other                                                                                 3,225,213
-----------------------------------------------------------------------------------------------
Total expenses                                                                      409,671,608
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (9,696,914)
-----------------------------------------------------------------------------------------------
Net expenses                                                                        399,974,694
-----------------------------------------------------------------------------------------------
Net investment income                                                               330,029,369
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,838,487,178
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (2,099,741)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                    5,925,680
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          455,264,598
-----------------------------------------------------------------------------------------------
Net gain on investments                                                           3,297,577,715
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,627,607,084
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   330,029,369 $   435,625,033
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                     2,836,387,437   3,682,609,333
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        461,190,278   1,288,959,035
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              3,627,607,084   5,407,193,401
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (232,355,114)   (321,052,336)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (84,944,382)   (179,373,282)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (3,281,201)     (4,362,788)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (12,369,019)    (11,027,748)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                      (2,046,999,581)   (788,135,634)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                      (1,719,400,604)   (614,613,992)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (44,352,683)     (9,920,170)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (87,596,678)    (23,776,837)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 5,490,232,906   6,833,969,310
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      4,886,540,728  10,288,899,924

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                30,861,264,171  20,572,364,247
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $883,659 and
$5,925,681, respectively)                                                       $35,747,804,899 $30,861,264,171
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.87           $18.27           $15.77           $13.65           $14.26
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .26(c)           .39(c)           .43              .46(c)           .44
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.15             3.91             3.19             2.50             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.41             4.30             3.62             2.96              .36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.24)            (.45)            (.40)            (.40)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.60)           (1.25)            (.72)            (.44)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.84)           (1.70)           (1.12)            (.84)            (.97)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.44           $20.87           $18.27           $15.77           $13.65
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           12.15            24.95            23.89            23.00             2.74
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $18,814,738      $16,300,523      $11,403,813       $7,859,496       $6,009,174
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .84              .86              .92              .89              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.27             1.95             2.59             3.20             3.18
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              78.75            63.88            41.26            58.40            48.76
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995 and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.65           $18.10           $15.63           $13.56           $14.18
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .11(c)           .24(c)           .30              .35(c)           .35
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.12             3.87             3.17             2.46             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.23             4.11             3.47             2.81              .26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.09)            (.31)            (.28)            (.30)            (.34)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.60)           (1.25)            (.72)            (.44)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.69)           (1.56)           (1.00)            (.74)            (.88)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.19           $20.65           $18.10           $15.63           $13.56
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           11.28            24.03            23.04            21.91             2.01
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $15,671,371      $13,511,906       $8,692,163       $5,089,359       $3,318,858
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.59             1.61             1.68             1.64             1.70
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .52             1.19             1.84             2.42             2.42
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              78.75            63.88            41.26            58.40            48.76
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995 and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                            May 1, 1995+
operating performance                                                        Year ended October 31                  to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $20.77           $18.21           $15.74           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .16(c)           .28(c)           .35              .15(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            2.14             3.89             3.18             1.53
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 2.30             4.17             3.53             1.68
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.14)            (.36)            (.34)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (2.60)           (1.25)            (.72)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (2.74)           (1.61)           (1.06)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $20.33           $20.77           $18.21           $15.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            11.60            24.29            23.31            11.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $421,616         $348,129         $132,453          $21,100
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.34             1.36             1.44              .66*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              .77             1.39             2.02             1.12*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               78.75            63.88            41.26            58.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995 and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          June 15, 1994+
operating performance                                                 Year ended October 31                        to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.90           $18.29           $15.78           $13.66           $13.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .32(c)           .44(c)           .47              .49(c)           .12
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.14             3.92             3.20             2.50              .19
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.46             4.36             3.67             2.99              .31
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.29)            (.50)            (.44)            (.43)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.60)           (1.25)            (.72)            (.44)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.89)           (1.75)           (1.16)            (.87)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.47           $20.90           $18.29           $15.78           $13.66
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           12.40            25.27            24.24            23.28             2.28*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $840,080         $700,707         $343,935         $193,292          $27,632
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .59              .61              .68              .64              .26*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.52             2.20             2.83             3.14             1.17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              78.75            63.88            41.26            58.40            48.76
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995 and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported-as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and paydowns gains and losses on mortgage-backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution under income tax regulations. For the year ended October 31, 1998, the fund reclassified $2,121,675 to decrease undistributed net investment income and $4,268,723 to decrease paid-in-capital, with an increase to accumulated net realized gains of $6,390,398. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% thereafter.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 1998 the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $9,696,914 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $22,010 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $9,626,565 and $239,026 from the sale of class A and class M shares, respectively and $18,200,857 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $139,132 on class A redemptions.

Note 3
Purchases and sales of securities

During the year period ended October 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $28,781,719,989 and $26,963,849,775, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    200,626,782     $4,106,230,054
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  107,077,131      2,131,887,575
-----------------------------------------------------------------------------
                                               307,703,913      6,238,117,629

Shares
repurchased                                   (168,383,822)    (3,435,382,037)
-----------------------------------------------------------------------------
Net increase                                   139,320,091     $2,802,735,592
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    246,322,319     $4,867,849,703
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   55,800,874      1,027,207,252
-----------------------------------------------------------------------------
                                               302,123,193      5,895,056,955

Shares
repurchased                                   (145,128,774)    (2,890,542,492)
-----------------------------------------------------------------------------
Net increase                                   156,994,419     $3,004,514,463
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    158,251,789     $3,216,467,703
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   85,055,954      1,674,373,024
-----------------------------------------------------------------------------
                                               243,307,743      4,890,840,727

Shares
repurchased                                   (121,775,217)    (2,439,743,943)
-----------------------------------------------------------------------------
Net increase                                   121,532,526     $2,451,096,784
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    203,539,064     $3,976,856,440
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   40,773,177        739,428,187
-----------------------------------------------------------------------------
                                               244,312,241      4,716,284,627

Shares
repurchased                                    (70,069,670)    (1,380,468,994)
-----------------------------------------------------------------------------
Net increase                                   174,242,571     $3,335,815,633
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,797,934       $138,377,471
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,278,900         45,149,752
-----------------------------------------------------------------------------
                                                 9,076,834        183,527,223

Shares
repurchased                                     (5,101,774)      (103,173,353)
-----------------------------------------------------------------------------
Net increase                                     3,975,060       $ 80,353,870
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,324,973       $224,938,156
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      735,803         13,555,890
-----------------------------------------------------------------------------
                                                12,060,776        238,494,046

Shares
repurchased                                     (2,573,873)       (51,900,150)
-----------------------------------------------------------------------------
Net increase                                     9,486,903       $186,593,896
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     14,209,729       $296,190,937
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,012,281         99,965,697
-----------------------------------------------------------------------------
                                                19,222,010        396,156,634

Shares
repurchased                                    (11,722,209)      (240,109,974)
-----------------------------------------------------------------------------
Net increase                                     7,499,801       $156,046,660
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     23,896,961       $497,150,115
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,884,261         34,804,585
-----------------------------------------------------------------------------
                                                25,781,222        531,954,700

Shares
repurchased                                    (11,053,337)      (224,909,382)
-----------------------------------------------------------------------------
Net increase                                    14,727,885       $307,045,318
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,812,196,180 as capital gain for its taxable year ended October 31, 1998.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

David L. King
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

Sheldon N. Simon
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

AN022-47850  12/98


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
The Putnam Fund for Growth and Income
Supplement to Annual Report dated October 31, 1998

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 10/31/98                 NAV

1 year                                    12.40%
5 years                                  121.87
Annual average                            17.28
10 years                                 325.01
Annual average                            15.57
Annual average, life of fund              13.81
(since class A inception, 11/6/57)

Share value:                               NAV

10/31/97                                 $20.90
10/31/98                                 $20.47
----------------------------------------------------------------------------
Distributions:     No.      Income       Capital gains      Total
                    4       0.292            2.602          2.894
----------------------------------------------------------------------------
Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.